Exhibit 99.2

PRO FORMA FINANCIAL INFORMATION
 AGL RESOURCES INC. AND ITS SUBSIDIARIES
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

The unaudited pro forma condensed combined financial statements of AGL Resources Inc. (“AGL”) give effect to the acquisition of the outstanding common shares of NUI Corporation (“NUI”) by AGL on November 30, 2004. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The unaudited pro forma condensed combined financial statements do not purport to represent what the results of operations or financial position of AGL would have been if the purchase transaction had occurred on the dates indicated below, nor do they purport to project the results of operations or financial position of AGL for any future period or as of any future date. The acquisition was partially funded by AGL through the issuance of its common stock, which was completed on November 24, 2004.

The unaudited pro forma condensed combined balance sheet as of September 30, 2004 was prepared by combining the unaudited condensed consolidated balance sheet of AGL as of September 30, 2004 and the audited condensed consolidated balance sheet of NUI as of September 30, 2004, giving effect to the acquisition of NUI as though it had been completed on September 30, 2004.

The unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2004 was prepared by combining the AGL unaudited condensed consolidated statement of income for the nine months ended September 30, 2004 with the NUI condensed consolidated statement of income for the nine months ended September 30, 2004 to give effect to the acquisition of NUI as though it had occurred on January 1, 2004. The NUI unaudited pro forma condensed statement of income for the nine months ending September 30, 2004 was prepared by deducting the NUI unaudited statement of income for the three months ended December 31, 2003 from the NUI audited statement of income for the year ended September 30, 2004.

The unaudited pro forma condensed combined statement of income for the year ended December 31, 2003 was prepared by combining the AGL audited condensed consolidated statement of income for the year ended December 31, 2003 and the NUI unaudited condensed consolidated statement of income for the year ended December 31, 2003, giving effect to the acquisition of NUI as though it had been completed on January 1, 2003. The NUI unaudited pro forma condensed statement of income for the year ended December 31, 2003 was prepared by deducting the NUI unaudited statement of income for the three months ended December 31, 2002 from the audited statement of income for the year ended September 30, 2003 and adding to that the NUI unaudited statement of income for the three months ended December 31, 2003.

The historical amounts of AGL as of and for the nine months ended September 30, 2004 are summarized from the unaudited condensed consolidated financial statements included in the Form 10-Q filed by AGL on October 27, 2004 with the Securities and Exchange Commission (“ SEC”). The historical amounts of AGL for the fiscal year ended December 31, 2003 are summarized from audited consolidated financial statements included in the Form 10-K filed by AGL on February 6, 2004 with the SEC. NUI’s historical audited consolidated balance sheet as of September 30, 2004 and the audited condensed consolidated statement of income of NUI for the year ended September 30, 2004 are summarized from the NUI audited financial statements included in this filing as exhibit 99.1. The unaudited condensed consolidated statement of income for the three months ended December 31, 2003 and three months ended December 31, 2002 of NUI were derived from unaudited consolidated financial statements included in the Form 10-Q filed by NUI on May 20, 2004 and December 31, 2002, respectively, with the SEC

You should read the unaudited pro forma condensed combined financial statements along with AGL’s and NUI’s consolidated financial statements and accompanying notes included in AGL’s and NUI’s prior SEC filings.

The revaluation of NUI’s identifiable assets acquired and liabilities assumed is a preliminary valuation based upon currently available information and is subject to final adjustments. The valuation is considered preliminary since they are based upon limited information available to management and independent appraisers. Accordingly, the actual adjustments to be recorded in connection with the final purchase price allocation could differ from the pro forma adjustments reflected in the unaudited pro forma condensed combined financial statements, and any such differences could be material. Management anticipates finalizing the purchase price allocation within a year of the acquisition.

AGL RESOURCES, INC. AND ITS SUBSIDIARIES
 UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
 As of September 30, 2004
(Millions of dollars)

	AGL Resources Inc.	NUI	Pro Forma		Pro Forma
	09/30/2004	09/30/2004	Adjustments		Combined

ASSETS
Current assets
Cash and Cash Equivalents	$44	$136	$-		$180
Receivables - net	328	41	-		369
Unbilled revenues	34	-	-		34
Inventories	340	50	-		390
Energy marketing and risk management asset	33	20	-		53
Unrecovered ERC - current portion	26	-	-		26
Unrecovered PRP costs - current portion	24	-	-		24
Other current assets	19	98	(8)	2	109
Total current assets	848	345	(8)		1,185

Property, plant and equipment - net	2,437	643	(33)	3	3,047

Deferred debits and other assets
Unrecovered PRP costs	358	-	-		358
Goodwill	177	-	145	8	322
Unrecovered ERC	147	35	-		182
Investment in Trusts	10	-	-		10
Investment in Saltville	-	33	-		33
Unrecovered postretirement benefits costs	9	5	-		14
Other	48	51	-		99
Total deferred debits and other assets	749	124	145		1,018
Total assets	$4,034	$1,112	$104		$5,250
See accompanying notes to unaudited pro forma condensed combined financial statements.

AGL RESOURCES, INC. AND ITS SUBSIDIARIES
 UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
 As of September 30, 2004
(Millions of dollars)

	AGL Resources Inc.	NUI	Pro Forma		Pro Forma
	09/30/2004	09/30/2004	Adjustments		Combined

LIABILITIES AND CAPITALIZATION
Current liabilities
Short-term debt	$51	$500	$-		$551
Payables	423	53	(9)	6	467
Accrued Expenses	38	13	-		51
Accrued PRP costs - current portion	88	-	-		88
Accrued ERC - current portion	25	-	-		25
Current portion of long-term debt	34	2	-		36
Energy marketing and risk management liability	26	5	-		31
Other	98	11	25	4,5	134
Total current liabilities	783	584	16		1,383

Accumulated deferred income taxes	433	40	(48)	6	425

Long-term liabilities
Accrued PRP costs	264	-	-		264
Accumulated removal costs	93	-	-		93
Accrued pension obligations	28	-	43	7	71
Accrued ERC	36	35	-		71
Accrued postretirement benefit costs	48	-	-		48
Other	10	73	38	4	121
Total long-term liabilities	479	108	81		668

Deferred Credits	70	3	-		73

Minority interest	30	-	-		30

Capitalization
Long-term debt	1,216	199	-		1,415
Capital lease obligations	-	8	-		8
Common shareholders' equity	1,023	170	55	1	1,248
Total capitalization	2,239	377	55		2,671
Total liabilities and capitalization	$4,034	$1,112	$104		$5,250
See accompanying notes to unaudited pro forma condensed combined financial statements.

AGL RESOURCES, INC. AND ITS SUBSIDIARIES
 UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
 Nine Months Ended September 30, 2004
(Millions, except per share amounts

	AGL Resources Inc.	NUI
	Nine Months Ended	Nine Months Ended	Pro Forma		Pro Forma
	September 30, 2004	September 30, 2004	Adjustments		Combined

Operating revenues	$1,206	$421	$-		$1,627
Operating expenses
Cost of gas	626	275	(2)	4	899
Operation and maintenance	257	113			370
Depreciation and amortization	71	27	(1)	3	97
Impairment loss	-	21			21
Taxes other than income taxes	20	7			27
Total operating expenses	974	443	(3)		1,414
Gain (loss) on disposal	-	-			-
Operating income	232	(22)	3		213
Other income (loss)	2	3			5
Interest expense and preferred stock dividends	(49)	(35)	15	10	(69)
Minority interest	(14)	(12)			(26)
Income/(loss) from continuing operations before income taxes	171	(66)	18		123
Income taxes	64	(20)	7	6	51
Income from continuing operations, net of tax	$107	$(46)	$11		$72

Basic earnings per common share	$1.66	$(2.88)			$1.00
Diluted earnings per common share	$1.64	$(2.88)			$0.99

Wtg-avg number of common shares outstanding		`
Basic	64.8	16.0			72.1
Diluted	65.5	16.0			72.8

See accompanying notes to unaudited pro forma condensed combined financial statements.

AGL RESOURCES, INC. AND ITS SUBSIDIARIES
 UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
 Year Ended December 31, 2003
(Millions, except per share amounts)

	(Audited)
	AGL Resources Inc.	NUI
	12 Months Ended	12 Months Ended	Pro Forma		Pro Forma
	December 31, 2003	December 31, 2003	Adjustments		Combined

Operating revenues	$983	$647	$-		$1,630
Operating expenses
Cost of gas	339	428	(2)	4	765
Operation and maintenance	283	178			461
Depreciation and amortization	91	34	(1)	3	124
Taxes other than income taxes	28	7			35
Total operating expenses	741	647	(3)		1,385
Gain (loss) on disposal	16	-	-		16
Operating income	258	-	3		261
Other income (loss)	40	4	-		44
Interest expense and preferred stock dividends	(75)	(37)	11	10	(101)
Minority interest	-	-	-
Income from continuing operations before income taxes	223	(33)	14		204
Income taxes(benefit)	87	(8)	6	6	85
Income from continuing operations, net of tax	$136	$(25)	$8		$119

Earnings Per Share:
Basic	$2.15	$1.56			$1.69
Diluted earnings per common share:
Diluted	$2.13	$1.56			$1.68
Wtg-avg number of common shares outstanding
Basic	63.1	16.0			70.4
Diluted	63.7	16.0			71.0

See accompanying notes to unaudited pro forma condensed combined financial statements.

AGL RESOURCES, INC. AND ITS SUBSIDIARIES
 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
(Millions of dollars)

The unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The preliminary purchase price allocation adjustments made in connection with the unaudited pro forma condensed combined financial statements are based on a preliminary valuation and estimates that have been made solely for purposes of developing the pro forma financial information and are based upon currently available information. The preliminary valuation and estimates are subject to final adjustments. Accordingly, the actual adjustments to be recorded in connection with the final purchase price allocation will differ from the pro forma adjustments reflected in the unaudited pro forma condensed combined financial statements, and any such differences may be material.

1
On November 30, 2004, Cougar Corporation ("Cougar"), a wholly owned subsidiary of AGL Resources Inc. (the "Company" or “AGL”), merged with and into NUI Corporation ("NUI"), with NUI continuing as the surviving corporation under the laws of the State of New Jersey (the "Merger"). Pursuant to the Merger, the Company acquired all the outstanding shares of NUI for $13.70 per share in cash, or approximately $218 million in the aggregate based on approximately 16 million shares then outstanding and the assumption of NUI's outstanding debt at closing. The Company also incurred $7 million of transaction costs associated with the acquisition. At closing, NUI had $709 million in debt and approximately $109 million of cash on its balance sheet (including the return of an interest escrow balance), bringing the net value of the Merger to approximately $825 million. The purchase price was funded by AGL through the issuance of its common stock and proceeds from short-term debt used to refinance a portion of NUI’s outstanding debt. AGL assumed $10 million in capital leases and approximately $199 million of indebtedness pursuant to revenue bonds that are the obligation of NUI Utilities, Inc., a wholly owned subsidiary of NUI Corporation. Approximately 7.3 million of the shares issued by AGL on November 24, 2004 at $31.01 per share were utilized to fund the acquisition of NUI’s outstanding shares and the outstanding shares for EPS purposes have been adjusted from the historical amount (16.0 million) to the number of shares issued to effect the transaction (7.3 million).

The preliminary allocation of the purchase price (including estimated transaction fees and expenses and preliminary valuation adjustments) to the assets acquired and liabilities assumed in the unaudited pro forma condensed combined balance sheet at September 30, 2004, is as follows:

	Book Value at 9/30/04 of Assets Acquired (Liabilities Assumed)	Preliminary Purchase Price Allocation	Preliminary Fair Value	Footnote
Purchase price			$825
Current assets	$345	($8)	337	2
Property plant & equipment	643	(33)	610	3
Other long term assets	124	-	124
Current liabilities excluding debt	(82)	(16)	(98)	4,5
Short-term debt	(502)	-	(502)
Long-term debt	(207)	-	(207)
Other long -term liabilities	(151)	(33)	(184)	4,6,7
Goodwill	-	145	145	8
Total	$170	$55	$225

2	Reflects adjustments to eliminate $(4) million related to directors and officers liability insurance and $(4) million related to the adjustment to the estimated fair value of a gas sales contract.
3	Includes the following:

	Property, Plant and Equipment	Annual Income Statement Impact Over Estimated Useful Life of 30 years
Virginia Gas Company (a)	$18	$ 1
Florida Gas (b)	15	--
Total	$33	$ 1

(a) Adjustment recorded to reflect the estimated difference between fair value and book value based upon preliminary independent valuation counselor’s report.
(b) Adjustment for a net unamortized plant acquisition adjustment of NUI representing the remaining portion of the excess of the purchase price over the book value of utility net assets acquired in the state of Florida.

4	Reflects the following:

	Current Liabilities	Long-term Liabilities	Annual Income Statement Impact Over Estimated Useful Life of 18 years
Bedminster lease (a)	$ -	$ 2	$ -
Accrued pipeline demand charges (b)	2	36	2
Total	$ 2	$38	$ 2

(a) Liability to exit a lease for corporate offices in Bedminster New Jersey based upon a preliminary valuation assessment.
(b) Represents a preliminary valuation based upon the net present value of the estimated future net cash flows as determined by the difference between the contractually obligated cash payments for annual demand charges of approximately $5 million through October 2023 on the Patriot Pipeline and the estimated cash recoveries received from remarketing this capacity. The estimated net present value was based on a discount rate of 8% and is amortized on a straight-line basis.

5	Adjustment to reflect severance costs, NUI employee relocation costs and change in control payments associated with the acquisition as follows:

Severance, Change In Control and Other Payments	Amount
Employee Retention Payments (1)	$3
Change in control payments	4
Employee Severance	16

Total severance and change in control costs	$23
(1) Retention payments for the service period through the acquisition date of November 30, 2004

6
Reflects income tax effect of pro forma adjustments at a statutory tax rate of 41%. The statutory tax rate is higher than AGL’s current effective tax rate of 37.1%. We expect that the current effective rate will be higher than AGL’s current effective tax rate partially due to higher state income tax rate that will be applicable to earnings derived in New Jersey.

7	Adjustment to record the unfunded projected benefit obligation of NUI’s qualified pension plan as required under purchase accounting based on preliminary purchased price allocation

8	Reflects an adjustment to record goodwill representing the excess of the purchase price over the preliminary estimate of fair value of the net assets acquired and liabilities assumed at closing.

9
Reflects net proceeds from the issuance of approximately 7.3 million shares of AGL common stock in November 2004 at $31.01 per share used to fund the purchase of all of the outstanding shares of NUI common stock for $13.70 per share and to eliminate the historical equity of NUI.

10
The pro forma interest expense adjustments for the periods presented represent the calculated variance between the historical amounts reflected in the NUI income statements and the interest expense that would have been incurred utilizing current interest rates and as if the debt refinanced had been outstanding at the beginning of each period. The table below reflects the interest rates associated with the refinancing of NUI’s $500 million of current debt:

	Principle	NUI Historical Weighted Average Rate	Current AGL Rate
Portion with a 10 year note	$200	6.9% -7.0%	4.95%
Portion with CP	$300	6.9% - 7.0%	2.17%

The $200 million of revenue bonds at rates ranging from 5.25% - 8.00% were not adjusted for purposes of this presentation.